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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): DECEMBER 8, 2004

                                ISP CHEMCO INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)

      333-17827-01                                  51-0382622
(Commission File Number)                    (IRS Employer Identification
                                                      Number)

300 DELAWARE AVENUE, SUITE 303
WILMINGTON, DELAWARE                                  19801
(Address of Principal Executive Offices)           (Zip Code)

                                (302) 427-5818
             (Registrant's telephone number, including area code)

                                      N/A
        (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            ADDITIONAL REGISTRANTS


                                                                                    Address, including zip
                             State or other                                           code and telephone
                             jurisdiction of                                        number, including area
Exact name of registrant     incorporation or           Registration No./I.R.S.      code, of registrant's
as specified in its charter  organization               Employer Identification            principal
                                                        No.                            executive offices
---------------------------  ----------------           -----------------------     -----------------------

ISP Chemicals Inc.           Delaware                   333-70144-08/                 Route 95 Industrial
                                                        22380-3807357                  Area, P.O. Box 37
                                                                                    Calvert City, KY 42029
                                                                                        (270) 395-4165

ISP Minerals Inc.            Delaware                   333-70144-07/                  34 Charles Street
                                                        22-3807370                   Hagerstown, MD 21740
                                                                                        (301) 733-4000

ISP Technologies Inc.        Delaware                   333-70144-09/              4501 Attwater Avenue and
                                                        22-3807372                     State Highway 146
                                                                                     Texas City, TX 77590
                                                                                        (409) 945-3411


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         On December 8, 2004, ISP Chemco Inc. (the "Company") announced the appointment, effective as of December 8, 2004, of Salvatore J. Guccione to the position of Senior Vice President and Chief Financial Officer and as a Director of the Company.

         Mr. Guccione most recently served as Executive Vice President, Corporate Strategy and Development for Cambrex Corporation, a specialty chemical and life sciences company, from December 2002 until November 2004, and was responsible for their acquisition and divestiture program; corporate strategic planning and growth; and certain general management functions. Mr. Guccione joined Cambrex in December 1995 and served in various roles of increasing responsibility including, Vice President of Corporate Development, Senior Vice President, Corporate Development and Senior Vice President and Chief Financial Officer where he worked in areas of capital and financial planning and analysis, financial reporting, treasury, investor relations and risk management.

         Mr. Guccione was previously employed by the Company's parent, International Specialty Products Inc. and its predecessor from 1987 through 1993 as Director, Mergers and Acquisitions and Corporate Development and from 1993 through December 1995 as Vice President/General Manager for Personal Care Products.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ISP CHEMCO INC.
                                              ISP CHEMICALS INC.
                                              ISP MINERALS INC.
                                              ISP TECHNOLOGIES INC.



Dated:  December 9, 2004                      By:     /s/ Kenneth M. McHugh
                                                      ---------------------
                                              Name:   Kenneth M. McHugh
                                              Title:  Vice President and
                                                      Controller